UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2011

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

333-169730	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-02	DT JET LEASING, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-1063772

333-169730-03	APPROVAL SERVICES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-3266484

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 13, 2011, DriveTime Automotive Group, Inc. (“DTAG”) and DriveTime Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse IV, LLC (“DT Warehouse IV”), and DT Credit Company, LLC (“DTCC”), entered into Amendment No. 1 to the Loan and Security Agreement (the “Amendment”), amending the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and The Royal Bank of Scotland plc (“RBS”), as Program Agent for the Conduit Lenders and Committed Lenders (the “Loan and Servicing Agreement”).

The Amendment extends the maturity of the Loan and Servicing Agreement from July 22, 2011 to May 11, 2012. Additionally, the Amendment increases the warehouse facility size from $50.0 million to $125.0 million, increases the advance rate from 50% to 53% and decreases the interest rate to RBS’ cost of funds plus 1.50% from 2.50%.

The foregoing description of the Amendment and the Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to DTAG’s and DTAC’s next Quarterly Report on Form 10-Q and the Loan and Servicing Agreement, which is filed as Exhibit 10.11 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 16, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: May 16, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: May 16, 2011	DT JET LEASING, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: May 16, 2011	APPROVAL SERVICES COMPANY, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
Manager

Date: May 16, 2011	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: May 16, 2011	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: May 16, 2011	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
Manager

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